SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 15, 2002
                                                         ----------------

                                                        KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                                                   FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


           1-9997                                                59-2898045
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  (Commission File Number)                                      (IRS Employer
                                                            Identification No.)

           433 PLAZA REAL, SUITE 335
               BOCA RATON, FLORIDA                                    33432
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  (Address of Principal Executive Offices)                         (Zip Code)

                                                             (561) 395-9666
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              (Registrant's Telephone Number, Including Area Code)


                                                                        NA
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(Former Name or Former Address, if Changed Since Last Reports)



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Item 9.    Regulation FD Disclosure

Koger Equity, Inc. announced a quarterly dividend of $.35 per share payable on November 7, 2002, to shareholders of record on September 30, 2002, as more particularly described in its News Release, dated August 15, 2002, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 866-321-0712 or visit its Web site at www.koger.com.

Item 7.   Financial Statements and Exhibits.

(c)        Exhibits

           Exhibit
           Number    Description of Exhibit
           ------    ----------------------
           99        Koger Equity, Inc. News Release, dated August 15, 2002.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      KOGER EQUITY, INC.




Dated:  August 15, 2002               By:    s/Robert E. Onisko
                                         ------------------------
                                         Robert E. Onisko
                                         Title:   Vice President and
                                                  Chief Financial Officer




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                                  EXHIBIT INDEX

The following designated exhibit is filed herewith:

        Exhibit
        Number    Description of Exhibit
        -------   ----------------------
        99        Koger Equity, Inc. News Release, dated August 15, 2002.


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                                                                      Exhibit 99

                  Koger Equity Declares Second Quarter Dividend

     Boca Raton, Florida, August 15, 2002 (BUSINESS WIRE) - Koger Equity, Inc. (NYSE: KE), a self-managed real estate investment trust (REIT), today announced that its Board of Directors has declared a quarterly dividend of $0.35 per share. The dividend will be paid on November 7, 2002 to shareholders of record as of September 30, 2002. Koger Equity, Inc. owns and operates 121 office buildings, containing 7.71 million rentable square feet, located primarily in 12 suburban office parks in eight cities in the Southeastern United States. Further information about Koger Equity, Inc. can be found on the Company's web site at http://www.koger.com.

CONTACT: Koger Equity, Inc.
         Robert Onisko, 561-395-9666 or
         Integrated Corporate Relations, Inc.
         Brad Cohen, 203/222-9013


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